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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 25, 2001


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                      1-13461                 76-0506313
(State of Incorporation)      (Commission File Number)    (I.R.S. Employer
                                                        Identification Number)

       950 ECHO LANE, SUITE 100
          HOUSTON, TEXAS                                       77024
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (713) 647-5700


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ITEM 5.  OTHER EVENTS

         On October 25, 2001, Group 1 Automotive, Inc. (the "Company") announced the pricing of a public offering of 3.3 million shares of its common stock at $31 per share. The Company expects the issuance and delivery of the shares to occur on October 31, 2001. Goldman, Sachs & Co. acted as sole underwriter for the offering.

         Filed as exhibit 99.l to this report is the press release issued by the Company relating to the closing of such offerings.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description of Exhibit
-----------       ----------------------

   1.1 Underwriting Agreement by Group 1 Automotive, Inc. dated as of October 25, 2001.

   1.2 Pricing Agreement dated as of October 25, 2001 between Group 1 Automotive, Inc. and Goldman, Sachs & Co

  99.1            Press Release dated October 25, 2001.






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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 29, 2001

                                       GROUP 1 AUTOMOTIVE, INC.


                                       By :  /s/ Scott L. Thompson
                                          --------------------------------------
                                          Name:  Scott L. Thompson
                                          Title: Senior Vice President -- Chief
                                                 Financial Officer and Treasurer



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